SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 24, 2007
GRUBB & ELLIS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other	(Commission	(IRS Employer Identification No.)
jurisdiction of	File Number)
formation)
500 West Monroe Street, Suite 2800, Chicago, Illinois 60661
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(312) 698-4900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On September 24, 2007, Grubb & Ellis Company (the “Company”) amended its senior secured credit facility (the “Facility”), pursuant to the terms and conditions of the Third Letter Amendment to the Company’s Amended and Restated Credit Agreement by and among the Company, the financial institutions identified therein as Lenders, the Guarantors named therein, Deutsche Bank Trust Company Americas, as Administrative Agent and a Lender (the “Letter Amendment”).
     The Letter Amendment (i) extends from September 30, 2007 to March 31, 2008 the date by which the Company may sell to the Company’s affiliate, Grubb & Ellis Realty Advisors, Inc. (“Realty Advisors”), certain real property that the Company has acquired, and (ii) extends from September 30, 2007 to March 31, 2008 the date by which the Company is permitted to sell such real property, either to Realty Advisors or any other third party, before having to make certain mandatory quarterly prepayments to the extent of “Adjusted Excess Cash Flow” as that term is defined in the Facility.
     The foregoing is a summary of the terms and conditions of the Letter Amendment, and does not purport to be a complete discussion of the Letter Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Letter Amendment, which is annexed as an Exhibit to this Current Report on Form 8-K.
     The Company has filed a preliminary proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders and investors may obtain free copies of the proxy statement/prospectus (when available) and other documents filed by the Company through the website maintained by the SEC at www.sec.gov. In addition, the Company’s stockholders and investors may obtain free copies of the proxy statement/prospectus (when available) and other documents filed by the Company from the Company by contacting the Company’s Investor Relations Department at 500 West Monroe Street, Suite 2800, Chicago, IL 60661 or calling 312.698.6700.
     The information in the preliminary proxy statement/prospectus is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed business combination or any of the other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement/prospectus, the Company’s stockholders and investors are urged to read the proxy statement/prospectus and other documents filed by the Company when they become available.

     The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed business combination and other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement/prospectus. Information regarding the names, affiliations and interests of such individuals is set forth in the Company’s preliminary proxy statement/prospectus which was last filed with the SEC on August 31, 2007, as such information may be supplemented by the Company’s definitive proxy statement/prospectus when it is filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
     (d) The following is filed as an Exhibit to this Current Report on Form 8-K:
     99.1 Third Letter Amendment, effective as of September 24, 2007 and dated as of September 15, 2007, to the Company’s Amended and Restated Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
	By:	/s/Robert Z. Slaughter
Dated: September 28, 2007		Robert Z. Slaughter
Executive Vice President and General Counsel

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